UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2023 (April 20, 2023)

G-III APPAREL GROUP, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)
(Address of principal executive offices)
512 Seventh Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

(212) 403-0500

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 20, 2023, G-III Leather Fashions, Inc. (the “Borrower Representative”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent and other lenders party thereto, entered into that certain Amendment No. 1 (the “Amendment No. 1”) to that certain Second Amended and Restated Credit Agreement, dated as of August 7, 2020, by and among the Borrower Representative, Riviera Sun, Inc., CK Outerwear, LLC, AM Retail Group, Inc. and The Donna Karan Company Store LLC, the lenders from time to time thereto, and the Administrative Agent (the “Credit Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended by Amendment No. 1

The Amendment No. 1 was entered into for the purposes of removing and replacing the LIBO Rate for loans under the Credit Agreement. In accordance with Section 2.14 of the Credit Agreement, the Administrative Agent determined that the LIBO Rate should be replaced with the applicable benchmark replacement for all purposes under the Credit Agreement and any Loan Document. Under Amendment No. 1, loans bear interest, at the Borrower Representative’s option, at the alternate base rate plus an applicable spread or the Adjusted Term SOFR Rate plus an applicable spread.

Other than the changes described above, all other material provisions of the Credit Agreement, as in effect immediately prior to the Amendment No. 1, remain unchanged.

The foregoing summary and description of the Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment No. 1, a copy of which is being filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1

Amendment No. 1, dated as of April 20, 2023, entered into among G-III Leather Fashions, Inc., JPMorgan Chase Bank, N.A. as administrative agent and as collateral agent and the other Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 1, dated as of April 20, 2023, entered into among G-III Leather Fashions, Inc., JPMorgan Chase Bank, N.A. as administrative agent and as collateral agent and the other Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: April 26, 2023	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

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